Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of November 10, 2017, by and between Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”), and PW Partners, LLC, a Delaware limited liability company (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to buy from the Company, 418,169 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.	SUBSCRIPTION FOR AND PURCHASE OF SHARES

1.1 Purchase of Shares.  Subject to the terms and conditions set forth herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell, assign, transfer and deliver to the Purchaser, or the Purchaser’s designated client (the “Purchaser’s Designee”), the Shares for an aggregate consideration of $1,463,591.50 (the “Purchase Price”).

1.2 Closing Date.   The closing of the transactions contemplated hereby shall take place at the offices of the Company, at 10:00 a.m., central time, on November 10, 2017, or at such other location, date and time, as may be agreed upon between the Purchaser and the Company, or by facsimile or other electronic means (such closing being called the “Closing” and such date and time being called the “Closing Date”).

1.3 Delivery.  At the Closing, the Company shall deliver to the Purchaser or the Purchaser’s Designee a certificate or certificates (or evidence of book-entry records) representing the Shares against payment of the Purchase Price by wire transfer or other payment, in each case in immediately available funds, to an account designated by the Company in writing.

1.4 Legend.

(a) Any certificate or certificates representing the Shares shall bear a legend restricting transfer under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledging the restrictions on transfer set forth herein, such legend shall be substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF ITS COUNSEL, IN FORM AND SUBSTANCE REASONABLY

ACCEPTABLE TO THE COMPANY AND REASONABLY CONCURRED IN BY THE COMPANY’S COUNSEL, THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS IDENTIFIED THEREIN, PROVIDING FOR, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON TRANSFER.  A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.

(b) The Company agrees (i) to remove the legend set forth in Section 1.4(a) upon receipt of an opinion of the Purchaser’s counsel, reasonably concurred in by the Company’s counsel within ten (10) business days of the Company’s receipt of such opinion, that the Shares are eligible for transfer without registration under the Securities Act and (ii) to remove such legend at such time as the Shares are sold pursuant to an effective registration statement registering the Shares under the Securities Act.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser that, as of the date hereof:

2.1 Organization.  The Company is a corporation duly organized and validly existing under the laws of the State of Minnesota and is in good standing under such laws.  The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted.  The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, assets, liabilities, operations or conditions (financial or otherwise) of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

2.2 Authorization.  The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement (as defined below) (collectively, the “Transaction Agreements”) and the authorization, sale, issuance and delivery of the Shares.  The Transaction Agreements constitute the legal, valid, and binding obligation of the Company enforceable in accordance with their terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification contained herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

2.3 No Conflict.  The execution and delivery of the Transaction Agreements do not, and the consummation of the transactions contemplated thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, result in the creation or imposition of (or the obligation to create or impose) any lien, claim or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any provision of, the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”) or Second Amended and Restated Bylaws, as amended (the “Bylaws”), or any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, which would have a Material Adverse Effect or would materially impair or restrict the Company’s power to perform its obligations as contemplated under such agreements.

2.4 Capitalization.

(a) The authorized capital of the Company consists solely of 100,000,000 shares of capital stock, having a par value of $0.01 per share in the case of Common Stock, of which 6,957,628 shares are issued and outstanding, and having a par value as determined by the Board of Directors in the case of preferred stock (the “Preferred Stock”), of which no issues are issued and outstanding.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights.  None of the outstanding shares of capital stock of the Company were issued in violation of the Securities Act or any state securities laws.

(b) Except as set forth on Schedule 2.4(b) hereof, the Company has not issued or granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the Company’s capital stock, any other commitments or agreements providing for the issuance of additional shares of the Company’s capital stock, the sale of treasury shares or for the repurchase or redemption of shares of the Company’s capital stock or any obligations arising from canceled stock of the Company.  Other than this Agreement or as contemplated by Section 5, there are no agreements of any kind which may obligate the Company to issue, sell, purchase, register for sale, redeem or otherwise acquire any of its securities or interests.  The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.  There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.  Except as set forth on Schedule 2.4(b) hereof, there are no outstanding securities of the Company, or contracts binding on the Company relating to such securities, that give to their holders anti-dilution protections or similar rights.  Except as set forth on Schedule 2.4(b) hereof, the issuance of the Shares will not give any other holder of the Company’s securities the right to receive as a result of such issuance any additional securities or property or change any material rights enjoyed with respect to such securities.

(c) The Shares have been duly authorized, and, upon issuance pursuant to the terms hereof, (a) will be validly issued, fully paid and nonassessable, (b) will not be subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or, to the Company’s knowledge, any other person, and (c) the Purchaser will obtain sole record and beneficial ownership of such Shares and take good marketable title thereto, free and clear of any liens, encumbrances, claims, charges, taxes, options or transfer restrictions of any kind which are imposed by the Company, or arise as a result of the Company’s action or omission, other than those transfer restrictions explicitly set forth in the Transaction Agreements.

(d) Except as set forth on Schedule 2.4(d) hereof, there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Shares.
2.5 Compliance With Securities Laws.

(a) Subject to and in reliance on the truth and accuracy of the Purchaser’s representations and warranties set forth in this Agreement, the offer, sale and issuance of the Shares is exempt from the registration requirements of the Securities Act and any applicable state securities laws and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(b) Neither the Company, nor any affiliate of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Shares pursuant to the Transaction Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would cause the exemptions from the Securities and Exchange Commission (the “SEC”) registration upon which the Company is relying for the offering or issuance of the Shares pursuant to the Transaction Agreements to be unavailable, or would cause any applicable state securities laws exemptions or any applicable stockholder approval provisions exemptions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated to be unavailable, nor will the Company take any action or steps that would cause the foregoing.

2.6 SEC Documents.

(a) Except as set forth on Schedule 2.6(a), the Company has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 2015 (the “SEC Documents”).  As of their respective dates, except as set forth on Schedule 2.6(a), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later document filed with the SEC and made publicly available prior to the date of this Agreement, none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The Company’s financial statements included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments and the absence of footnotes).  Except as disclosed in financial statements included in the SEC Documents, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which would reasonably be expected to have a Material Adverse Effect.  Since September 30, 2017, the Company has incurred no material liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice.

(c) The Company maintains a system of internal control over financial reporting which, to the Company’s knowledge, is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established and maintained disclosure controls and procedures (as such term is defined in Rule 13a-15 and Rule l5d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, and the statements contained in any such certification are complete and correct; and the Company is otherwise in material compliance with all applicable provisions of the Sarbanes-Oxley Act that are effective.

(d) All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Documents to the extent required by the rules and regulations of the SEC as in effect at the time of filing of such SEC Documents.  All such material agreements required to be filed as exhibits to the SEC Documents that are in effect as of the date hereof are legal, valid and binding obligations of the Company in accordance with their respective terms and, to the knowledge of the Company, the other parties thereto, except in any case as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.  The Company is not, nor to its knowledge is any counterparty, in violation of or default under, any material agreement.

2.7 Governmental and Like Consents.  No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Agreements, the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by the Transaction Agreements, except with respect to such filings as may be required to be made with the SEC, The Nasdaq Stock Market or under applicable state securities laws.

2.8 Litigation.  Except as disclosed in the SEC Documents, there is no suit, action, or proceeding pending or affecting the Company or any of its subsidiaries that, individually or in the aggregate, would reasonably be expected to (a) have a Material Adverse Effect, (b) impair the Company’s ability to perform its obligations under the Transaction Agreements or (c) prevent the consummation of any of the transactions contemplated by the Transaction Agreements, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries having, or which, insofar as reasonably can be foreseen in the future have, any such effect.

2.9 No Material Adverse Changes.  Since September 30, 2017, (a) there has been no event which has had a Material Adverse Effect; (b) except as contemplated by this Agreement or as described in the SEC Documents, there has been no transaction entered into by the Company other than transactions in the ordinary course of business or transactions which would not, individually or in the aggregate, be material to the Company; (c) there have not been any changes in the Company’s authorized capital or any increases in the indebtedness of the Company; and (d) there has been no actual or, to the knowledge of the Company, threatened revocation of, or default under, any contract to which the Company is a party, except as would not have a Material Adverse Effect.

2.10 Regulatory Matters.  The Company holds all permits, licenses, certificates, registrations and other similar authorizations necessary or appropriate for the conduct of its business (collectively, the “Authorizations”), the lack of which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has maintained and kept in force and effect, and has applied in a timely manner for renewal of all such Authorizations.  The Company is in compliance with all such Authorizations and any terms and conditions thereto except such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect.  Each Authorization which is material to the business of the Company is valid and in full force and effect, and the Company has not received notice from any regulatory authority of its intention to revoke, suspend, condition or fail to renew any such Authorization, which would, individually or in the aggregate, have a Material Adverse Effect.  No event has occurred, or facts and circumstances exist, which would be reasonably expected to allow, or after notice or lapse of time would reasonably be expected to allow, revocation, suspension, non-renewal or termination or result in any other material impairment of the Company’s rights under any of its Authorizations to the extent that such revocation, termination or impairment would have a Material Adverse Effect.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company, on behalf of itself and the Purchaser’s Designee, as follows:

3.1 Organization.  The Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with all requisite power and authority to own, lease and carry on its business as presently conducted.  The Purchaser’s Designee is a limited partnership duly organized and validly existing under the laws of the State of Minnesota, with all requisite power and authority to own, lease and carry on its business as presently conducted.

3.2 Authority.  The Purchaser has taken all action necessary for the authorization, execution, delivery and performance of this Agreement.  This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of each of the Purchaser and the Purchaser’s Designee, enforceable in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification contained herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.  The Purchaser has authority to bind the Purchaser’s Designee and has received all necessary consents for the Purchaser to bind the Purchaser’s Designee.

3.3 Investment.  The Purchaser is acquiring the Shares for investment for the account of the Purchaser’s Designee.  The Purchaser’s Designee is acquiring the Shares for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.  The Purchaser and the Purchaser’s Designee understand that the Shares have not been registered under the Securities Act and are being issued pursuant to an exemption from the registration requirements of the Securities Act.  Each of the Purchaser and the Purchaser’s Designee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  Each of the Purchaser and the Purchaser’s Designee understands that the Purchaser’s Designee must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.  The Purchaser represents that by reason of its, or of its management’s, business or financial experience, each of the Purchaser and the Purchaser’s Designee has the capacity to protect its own interests in connection with the transactions contemplated in the Transaction Agreements.

3.4 Accredited Investor Status. Each of the Purchaser and the Purchaser’s Designee is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

3.5 Restricted Securities.  Each of the Purchaser and the Purchaser’s Designee understands that the Shares are restricted securities under the Securities Act insofar as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations promulgated thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances.  Each of the Purchaser and the Purchaser’s Designee is familiar with Rule 144 promulgated by the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.6 Information.    The Purchaser has received and reviewed the SEC Documents, the Articles of Incorporation and Bylaws and other information provided to it by the Company in the course of the Purchaser’s due diligence.  The Purchaser acknowledges that it and the Purchaser’s Designee are satisfied with the information that it has received.  Each of the Purchaser and the Purchaser’s Designee has had an opportunity to ask questions of and receive information and answers from the Company concerning the Company and the Common Stock and to assess and evaluate any information supplied to the Purchaser by the Company, and all such questions have been answered and all such information has been provided to the full satisfaction of the Purchaser and the Purchaser’s Designee.

4.	CONDITIONS PRECEDENT TO CLOSING

4.1 Conditions to Obligations of the Purchaser.  The Purchaser’s obligation to purchase the Shares on behalf of the Purchaser’s Designee pursuant to this Agreement is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company under Section 2 of this Agreement shall be true, complete and correct in all material respects on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date and the Company’s Chief Executive Officer shall have certified to such effect to the Purchaser in writing.

(b) No Proceeding Pending.  No proceeding challenging the Transaction Agreements, or the transactions contemplated thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental authority or official or shall be pending against or involving the Company.

(c) Legal Compliance.  The sale of the Shares to the Purchaser or the Purchaser’s Designee shall not be prohibited by any law, rule, governmental order or regulation.  All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental authority or of or with any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made to the extent required on or before the date hereof and, when made, shall be in full force and effect.

(d) Delivery of Stock. The Company shall have delivered or cause to be delivered a stock certificate or stock certificates (or evidence of book-entry records) representing the Shares.

(e) Agreements, Conditions and Covenants.  The Company shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date and the Company’s Chief Executive Officer shall have certified to such effect to the Purchaser in writing.

(f) Registration Rights Agreement. The Company shall have executed and delivered a registration rights agreement in the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

(g) Employment Agreement. The Company and Purchaser shall have entered into the employment agreement in the form attached hereto as Exhibit B (the “Employment Agreement”).

4.2 Conditions to Obligations of the Company.  The Company’s obligation to sell and transfer the Shares pursuant to this Agreement is subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Purchaser under Section 3 of this Agreement shall be true, complete and correct in  all material respects and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

(b) No Proceeding Pending.  No proceeding challenging the Transaction Agreements, or the transactions contemplated thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental authority or official or shall be pending against or involving the Company.

(c) Agreements, Conditions and Covenants.  The Purchaser shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be formed or complied with by it on or before the Closing Date.

(d) Registration Rights Agreement. The Purchaser shall have executed and delivered the Registration Rights Agreement.
(e) Employment Agreement. The Company shall have received a fully executed copy of the Employment Agreement.
5.	COVENANTS

5.1Rights Offering; Standby Purchase Agreement.  The Company intends to undertake a rights offering to raise a total of $5,536,408.50 (the “Rights Offering”) in which it will offer all of its holders of Common Stock (the “Stockholders”) certain rights to purchase (the “Rights”), at the closing of the Rights Offering (the “Rights Offering Closing”), not less than their respective pro rata amount of newly-issued shares of Common Stock (the “Offered Shares”) at a  price to be determined by the Company’s Board of Directors (the “Subscription Price”).  In the event the Company undertakes the Rights Offering, the Purchaser covenants and agrees to (i) exercise only such number of Rights as relate to the 284,675 shares of Common Stock that the Purchaser owns as of the date of this Agreement, and (ii) enter into a  standby purchase agreement in the form attached hereto as Exhibit C (the “Standby Purchase Agreement”) at or prior to the commencement of the Rights Offering.    In the event the Purchaser does not enter into the Standby Purchase Agreement as provided above or fails to perform its obligations thereunder, the Purchaser hereby grants to the Company an option to require the Purchaser to purchase, at the Subscription Price, at the Rights Offering Closing, all of the Offered Shares that are not duly subscribed for and purchased by the other Stockholders in the Rights Offering.  The agreements and commitments contained in this Section 5 are, collectively, referred to as the “Backstop Commitment.”  The Purchaser agrees to take all actions and execute and deliver all documents required to effectuate the Backstop Commitment and perform all its obligations as a purchaser of the Offered Shares pursuant to the Rights Offering.

5.2Purchaser Board Designee.  At or prior to Closing, the Company agrees that the Board of Directors of the Company (the “Board”) shall increase its size, as necessary, to accommodate the addition to the Board of a director designated by the Purchaser (the “PW Director”).   The Company shall then take the necessary steps to cause the Board to appoint a mutually acceptable nominee selected by Purchaser to serve on the Board until the 2018 annual meeting of stockholders (the “2018 Annual Meeting”); provided, however, that no person shall be eligible to serve as the PW Director unless such person would qualify as an “independent director” under the rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ stock market.  Prior to such appointment, Purchaser shall provide the Board’s Corporate Governance and Nominating Committee with a  completed directors’ and officers’ questionnaire (in the form customarily used for the Company’s independent or non-management directors) for the PW Director, as well as such biographical information as would be required to be included in a proxy statement filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.  In addition, the Company agrees to (i) use its commercially reasonable efforts to cause the PW Director to be nominated for election to the Board at the 2018 Annual Meeting, (ii) recommend, and reflect such recommendation in the Company’s definitive proxy statement in connection with the 2018 Annual Meeting, that the shareholders of the Company vote to elect the PW Director as a director of the Company at the 2018 Annual Meeting for a term of office expiring at the 2019 annual meeting of the shareholders of the Company, and (iii) solicit, obtain proxies in favor of and otherwise support the election of the PW Director at the 2018 Annual Meeting, in a manner no less favorable than the manner in which the Company supports other nominees for election at the 2018 Annual Meeting.  Purchaser acknowledges that the PW Director shall be required to comply with all policies, processes, procedures, codes, rules, standards, and guidelines applicable, from time to time, to members of the Board.

6.	MISCELLANEOUS

6.1 Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought and specifically referencing this Agreement and the provision(s) to be so waived, modified, changed, discharged or terminated and further specifying that it is intended to waive, modify, change, discharge or terminate such provisions.

6.2 Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser, without the prior written consent of each other party; provided, however, that Purchase may assign its rights under this Agreement to Purchaser’s Designee without the prior written consent of the Company; provided, further, that any such assignment shall not relieve the Purchaser of its obligations under this Agreement.

6.3 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.4 Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws thereof.    ANY DISPUTES

ARISING FROM, OR BASED ON ANY RIGHT ARISING OUT OF OR IN ANY WAY RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF MINNESOTA, COUNTY OF HENNEPIN, CITY OF MINNEAPOLIS, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) FOR SUCH LIMITED PURPOSE IN ANY SUCH PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN FOR SUCH LIMITED PURPOSE.  PROCESS IN ANY PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON EITHER PARTY ANYWHERE IN THE WORLD. EACH PARTY HERETO VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NONAPPEALABLE JUDGMENT AGAINST A PARTY IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.  THE PREVAILING PARTY IN ANY PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE ENTITLED TO RECOVER ITS REASONABLE FEES AND EXPENSES IN CONNECTION THEREWITH, INCLUDING LEGAL FEES.

6.5 Counterparts.  This Agreement may be executed in any number of counterparts (which shall include signatures by facsimile), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6.6 Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, one business day after deposit with a nationally recognized overnight courier service, or five business days after deposit with the U.S. Postal Service if sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a) if to the Purchaser:

PW Partners, LLC

141 W. Jackson Blvd.

Suite 1702

Chicago, IL 60604

Attn: Patrick Walsh

(312) 347-1709 (ph)

(b) if to the Company:

12701 Whitewater Drive

Suite 190

Minnetonka, MN 55343

Attn: Dexter Newman

(952) 294-1300 (ph)

with a  copy to (which copy shall not constitute notice):

J.C. Anderson

Gray Plant Mooty

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(612) 632-3002 (ph)

Seth R. Molay, P.C.

Akin Gump Strauss Hauer & Feld LLP

1700 Pacific Avenue

Suite 4100

Dallas, Texas 75201

(214)  969-4780 (ph)

6.7 Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date first written above.

COMPANY:

FAMOUS DAVE’S OF AMERICA, INC.

By:/s/ Dexter Newman

Name:Dexter Newman

Title:Chief Financial Officer

PURCHASER:

PW PARTNERS, LLC

By:/s/ Patrick Walsh

Name:Patrick Walsh

Title:Managing Member

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Exhibit A

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 10th day of November, 2017, by and among Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”), and PW Partners, LLC, a Delaware limited liability company (the “Investor”).

RECITALS

WHEREAS, the Investor is purchasing from the Company 418,169 shares of common stock, par value $0.01 per share (the “Common Stock”), pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith between the Company and the Investor; and

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1. GENERAL
1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) Common Stock of the Company issued to the Investor pursuant to the Purchase Agreement, (b) any Common Stock subsequently acquired by the Investor as contemplated by Section 5 of the Purchase Agreement and (c) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.  Notwithstanding the foregoing, Registrable Securities shall cease to be Registrable Securities when they have been distributed to the public either

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pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Registration Expenses” mean all expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, messenger and delivery fees, securities exchange and listing fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, including the fees and disbursements of blue sky counsel and the expense of any special audits incident to or required by any such registration (but excluding (a) Selling Expenses and (b) the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, fees or selling commissions, placement fees of underwriters or broker’s commissions, any out-of-pocket expenses of any Holder (or agents who manage their accounts), including any fees of counsel to such Holder, or any transfer taxes or other taxes, in each case relating to the sale or other disposition of the Registrable Securities.

“Special Registration Statement” means a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

SECTION 2. LEGENDS.

2.1 Legend.  Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF ITS COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND REASONABLY CONCURRED IN BY THE COMPANY’S COUNSEL, THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS IDENTIFIED THEREIN, PROVIDING FOR, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON TRANSFER.  A COPY OF SUCH REGISTRATION

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RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.”

2.1 Piggyback Registrations.

(a) Subject to Section 2.3, the Company shall notify all Holders of Registrable Securities in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Registrable Securities by such Holder.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting.

(i) If the registration statement with respect to which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities.  In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, among (x) the Holders and (y) Wexford Capital LP (“Wexford”) on a pro rata basis based on the total number of Registrable Securities proposed to be sold in the offering held by the Holders and the total number of shares of Common Stock proposed to be sold by Wexford; and third, among any other shareholders of the Company having the right to register securities in connection with such registration (“Other Holders”) on a pro rata basis based on the total number of shares proposed to be sold in the offering held by the Other Holders.

(ii) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration but shall remain “Registrable Securities” under this Agreement.

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(c) Right to Terminate Registration.  (i)  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof and any reasonable out of pocket expenses incurred by the Holders in connection with such withdrawn registration shall be reimbursed by the Company.

(d) Registrations effected pursuant to this Section 2.2 shall not be counted as Form S-3 registrations effected pursuant to Sections 2.3.

2.1 Form S-3 Registration.  Following a written request by Holders representing more than 50% of the Registrable Securities delivered not sooner than six months after the date hereof, the Company shall use its commercially reasonable efforts to (i) file with the Commission as promptly as practicable following the date of this Agreement (but in no event later than 90 days after the date of such request) a registration (“Shelf Registration”) for delayed or continuous offerings of Registrable Securities in market transactions on Form S-3 pursuant to Rule 415 under the Securities Act (or similar rule that may be adopted by the Commission), so long as such form shall be available for the sale of all of the Registrable Securities outstanding on the effective date of the Shelf Registration in accordance with the intended methods of distribution thereof, and (ii) cause the Shelf Registration to be declared effective by the Commission as soon thereafter as practicable.  The Company agrees to use its commercially reasonable efforts to keep such Shelf Registration continuously effective (subject to the terms and conditions of this Agreement) and usable for resale of Registrable Securities until the second anniversary of the date of this Agreement or such shorter period which will terminate at such time as the Holders have sold all the Registrable Securities covered by such Registration Statement or otherwise until there are no longer any Registrable Securities.  If and so long as a Shelf Registration is on file and effective (subject to the terms and conditions of this Agreement), then the Company shall have no obligation to allow participation in a piggyback registration pursuant to Section 2.2; provided, however, that in the event that the Company fails to file, or if filed fails to so maintain the effectiveness of, a Shelf Registration pursuant to this Section 2.3, the Holders of Registrable Securities may participate in a piggyback registration as provided in Section 2.2.

2.1 Expenses of Registration.  Except as specifically provided herein, (a) all Registration Expenses incurred in connection with each registration under Section 2.2 or Section 2.3 herein shall be borne by the Company, and (b) all Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

2.1 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.2 at any time prior to the effective date of the registration statement subject to the terms of Section 2.2;

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(b) prepare and file with the Commission such amendments and supplements to any applicable registration statement and prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period of effectiveness in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders holding a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c) if such Registrable Securities have not been registered under Section 12 of the Exchange Act, prepare and, in any event within 60 days after a request for registration has been given to the Company, file with the Commission a registration statement with respect to such Registrable Securities under the Exchange Act and use its commercially reasonable efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.2 at any time prior to the effective date of the registration statement subject to the terms of Section 2.2;

(d) furnish to each seller of such Registrable Securities such number of copies of any applicable registration statement and each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

(e) use its commercially reasonable efforts to register or qualify such Registrable Securities covered by any applicable registration statement under such other securities or blue sky laws of such jurisdictions as each seller of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (e), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(f) use its commercially reasonable efforts to cause such Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(g) notify each seller of any such Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental

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prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the registration statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(h) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(i) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer’s counsel as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(l) (i) prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each registration statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the registration statement continuously effective as required herein, and prepare and file with the SEC such additional registration statements as necessary to register for resale under the Securities Act all of the Registrable Securities (including naming any permitted transferees of Registrable Securities as selling stockholders in such registration statement); (ii) cause any related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to SEC Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each registration statement or any amendment thereto, or any document filed with the SEC that would suspend the effectiveness of the registration statement, and as promptly as reasonably possible provide the Investor with true and complete copies of all correspondence from and to the SEC relating to the registration statement (other than those portions of any correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such registration statement as so amended or in such prospectus as so supplemented;

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(m) notify the Investor as promptly as reasonably possible:
(i) when the SEC notifies the Company whether there will be a “review” of a registration statement and whenever the SEC comments in writing on such registration statement; and

(ii) when a registration statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.  Without limitation of any remedies to which the Investor may be entitled under this Agreement, if any of the events described in this subsection (ii) occur, the Company shall use its commercially reasonable efforts to respond to and correct the event;

(n) use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any registration statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as possible;

(o) Furnish to the Investor, without charge, at least one conformed copy of each registration statement and each amendment thereto, and all exhibits to the extent requested by the Investor or its counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC;

(p) As promptly as possible furnish to each selling Investor, without charge, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.  The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by the selling Investor in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations; and

(q) make available for inspection by any seller of such Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it

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notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each seller of Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public.  Each seller of Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

Notwithstanding the foregoing, the Company shall have the right to delay the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to Sections 2.2 or 2.3, or to suspend the use of any registration statement, for a period not in excess of 90 consecutive calendar days (a “Delay Period”) if (i) the Board of Directors of the Company determines that filing or maintaining the effectiveness of such registration statement would have a material adverse effect on the Company or the holders of its capital stock in relation to any material acquisition or disposition, financing or other corporate transaction and the Board of Directors of the Company has determined in good faith that disclosure thereof would not be in the best interests of the Company and its holders of capital stock at the time or (ii) the Board of Directors of the Company has determined in good faith that the filing of a registration statement or maintaining the effectiveness of a current Registration Statement would require disclosure of material information that the Company has a valid business purpose for retaining as confidential at such time. The Company shall be entitled to exercise a Delay Period more than one time in any calendar year so long as such exercise does not exceed 180 days per calendar year.

Each selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(g) hereof, such selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(g) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company all copies, other than permanent file copies then in such selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  Each selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such selling Holder to the Company in writing expressly for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

2.1 Termination of Registration Rights. A Holder’s registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

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2.1 Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.5 that the selling Holders shall cooperate with the Company and shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.1 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder of Registrable Securities, the partners, members, managers, officers, directors and affiliates of each such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, costs, expenses or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, member, manager, officer, director, affiliate underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, costs, expenses, liability or action; provided however, that the Company shall not be liable in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, manager, officer, director, affiliate, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, managers, directors, officers or affiliates or any person who controls such Holder, against any losses, claims, damages, costs, expenses or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, member, manager, director, officer, affiliate or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed

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by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, manager, officer, director, affiliate or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, cost, expense, liability or action if it is judicially determined that there was such a Violation; provided, however, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding in the opinion of such party’s legal counsel.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8 except to the extent that the indemnifying party has been materially prejudiced by such failure.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, costs, expenses or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, cost, expense or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage, cost, expense or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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2.1 Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a permitted transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) is acquiring all of the Registrable Securities held by such Holder; provided, however, (i) the transferor shall, prior to such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be bound by the terms and conditions of this Agreement. The Company agrees to the assignment of the rights of Investor hereunder to FS Special Opportunities I, L.P. (“Purchaser’s Designee”). By signing the signature page of this Agreement, Purchaser’s Designee agrees to be bound by the terms and conditions of this Agreement.

2.1 No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement; it being understood that the granting of additional demand or piggyback registration rights with respect to capital stock of the Company shall not be deemed inconsistent with or adverse to the rights granted to Holders hereunder, and the rights of the Holders shall be subject to any such additional grants.

2.1 “Holder Market Stand-Off” Agreement.  In the event of an underwritten public offering by the Company of its securities, and if so requested by the underwriters, each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed ninety (90) days following the effective date of the registration statement relating to such underwritten offering.

2.1 Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request

Stock Purchase Agreement Signature Page

in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
SECTION 3. MISCELLANEOUS.

3.1 Survival.  The representations, warranties, covenants, and agreements made herein shall survive the closing of the transactions contemplated hereby.  All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

3.1 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors or legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time and who has become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement; provided, however, that prior to the receipt by the Company of adequate written notice (specifying the full name and address of any proposed transferee) of, and the written consent of the Company to, the transfer of any Registrable Securities, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

3.1 Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

3.1 Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

3.1 Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.1 Amendment and Waiver.
(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities; provided that, in the case of each of Section 3.6(a) and (b) such written consent specifically references this Agreement and the provision(s) to be amended, modified or waived and further specifies that it is intended to amend, modify or waive such provision(s).

Stock Purchase Agreement Signature Page

(c) For the purposes of determining the number of Holders or Investor entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

3.1 Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

3.1 Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Notices, requests or other communications sent in any other manner, including be electronic mail, shall not be effective. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

3.1 Attorneys’ Fees.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.1 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.1 Counterparts.  This Agreement may be executed in any number of counterparts (which shall include signature by facsimile), each of which shall be an original, but all of which together shall constitute one instrument

3.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

3.1 CONSENT TO JURISDICTION.  EACH INVESTOR AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF MINNESOTA SITTING IN MINNEAPOLIS AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS

Stock Purchase Agreement Signature Page

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS.  EACH INVESTOR AND THE COMPANY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT.  EACH INVESTOR AND THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

3.1 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT HE OR IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.14.

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Stock Purchase Agreement Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

FAMOUS DAVE’S OF AMERICA, INC.

By:

Name:

Title:

Address:12701 Whitewater Drive

Suite 190

Minnetonka, MN 55343

INVESTOR:

PW PARTNERS, LLC

By:

Name:

Title:

Address:141 W. Jackson Blvd.

Suite 1702

Chicago, IL 60604

PURCHASER’S DESIGNEE:

FS SPECIAL OPPORTUNITIES I, L.P.

By:

Name:

Title:

Address:

Exhibit A

Exhibit B

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated November 9, but effective as of November, 14, 2017 (the “Effective Date”), by and between Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”), and Jeffery Crivello, an individual with a primary address at 235 Walnut St., Libertyville, IL 60048 (“Executive”).

WHEREAS, Executive wishes to be employed by the Company and the Company desires to employ Executive as its Chief Executive Officer (the “CEO”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

1. Employment; Employment Term. Upon the terms and conditions hereinafter set forth, the Company hereby agrees to retain the services of Executive and Executive hereby accepts such employment and agrees to faithfully and diligently serve as the Chief Executive Officer of the Company (the “CEO”) in accordance with this Agreement, commencing on the Effective Date and, unless terminated earlier pursuant to Section 6 of this Agreement, continuing until the close of business on the three (3) year anniversary of the Effective Date (the “Employment Term”).

2.Duties.

(a)Services.  During the Employment Term, Executive agrees to serve as CEO of the Company and shall render his duties as CEO in a manner that is consistent with Executive’s position within the Company and as directed by the board of directors of the Company (the “Board”).  Executive shall perform duties generally typical for a chief executive officer of a publicly traded company with extensive franchise operations operating and conducting business in the United States and its territories, Canada, Abu Dhabi and such other countries as the Company may conduct operations and do business in during the Employment Term.  In addition to his duties as CEO, if requested by the Board, Executive agrees to serve as an elected/appointed officer and director of the Company and/or of any subsidiary of the Company and Executive shall serve in such capacities without additional compensation.

Exhibit A

(b)Certain Obligations. During the Employment Term, Executive (i) shall devote substantially all of his business time and attention to achieve, in accordance with the policies and directives of the Board established from time to time in their sole discretion, the objectives of the Company, (ii) shall be subject to, and comply with, the rules, practices and policies applicable to executive employees, whether reflected in an employee handbook, code of conduct, compliance policy or otherwise, as the same may exist and be amended from time to time, of the Company; and (iii)  Executive may (A) have investments in other entities and (B) act as a director for the entities and in the capacities set forth on Exhibit A hereto, or as otherwise approved by the Board; provided that so acting shall not materially interfere with Executive’s duties with the Company.  Executive agrees and acknowledges that in the event that Executive’s performance of his services and duties to the Company hereunder is inconsistent with or presents any conflict of interest with his obligations as Chief Financial Officer of PW Partners LLC, Executive’s primary duty shall be to the Company, and to the extent that a conflict arises, Executive shall promptly make the Board aware of such conflict.

(c)Location.  The Company specifically acknowledges and agrees Executive will maintain his permanent residence in Illinois, and will fulfill his duties as CEO hereunder while based in such location; provided, however, that Executive agrees to report to the Company’s headquarters in Minnetonka, Minnesota when and as required by the Board.

3.Compensation.  For the services rendered herein by Executive, and the promises and covenants made by Executive herein, during the Employment Term the Company shall pay compensation to Executive as follows.

(a) Base Salary. The Company shall pay to Executive the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) as an annual salary (the “Base Salary”), payable in accordance with the normal payroll practices of the Company.

(b) Bonus.  Executive shall be eligible to receive a bonus payable in shares of the Company’s common stock (“Common Stock”) (each a “Bonus”) set forth on the second column of the table below the first time during the Employment Term that the thirty (30) day volume weighted average price of the Company’s Common Stock (“VWAP”) is equal to or exceeds the VWAP Target set forth on the first column in the table below.

Exhibit A

VWAP Target	Bonus (in Shares of Common Stock)
$5.00	5,000
$6.00	10,000
$7.00	10,000
$8.00	12,500
$9.00	12,500
$10.00	15,000
$11.00	15,000
$12.00	20,000
$13.00	20,000
$14.00	25,000
$15.00	25,000

The Bonus Common Stock shall be granted pursuant to and governed by the terms of the Company’s 2015 Equity Incentive Plan, as amended from time to time (the “Plan”).  If Executive believes that a VWAP Target has been achieved, he shall submit to the Compensation Committee of the Board (the “Committee”) a written notice thereof (each a “VWAP Notice”).  The Committee shall have thirty (30) days from receipt of a VWAP Notice to review the Common Stock prices for the period in question and determine whether (i) Executive is entitled to a Bonus or (ii) whether it disagrees with Executive’s analysis.  If the Committee agrees that Executive is entitled to a Bonus, the Company shall issue Executive the Bonus within thirty (30) days of the expiration of the thirty (30) day review process. This equity grant will be immediately and fully vested.  If the Committee disagrees that Executive is entitled to a Bonus, the Committee shall provide the Executive with its analysis of why no Bonus is due within thirty (30) days of the expiration of the thirty (30) day review process. If the Company is sold, merged or otherwise acquired, the value placed on each share of the Company will be used in this analysis, and the above mentioned VWAP calculation will be waived.

(c) Equity Grants.  Subject to the approval of the Committee, promptly following Effective Date the Company shall grant to Executive stock options (the “Options”) exercisable for 90,000 shares of Common Stock.  The Options shall be granted pursuant to and governed by the terms of the Plan, and evidenced by a separate stock option agreement between

Exhibit A

Executive and the Company.  The exercise price of the Options shall be the exchange quoted settlement price at the close of the previous business of the Effective date of employment.  If the Company is sold, merged or otherwise acquired, all 90,000 Options will immediately vest.Subject to the Executive remaining continuously employed by the Company as its CEO on each vesting date (“Continuous Service Status”), the Options shall vest in installments of 3,750 options shares on twenty four (24) monthly anniversaries of the Effective Date over the Employment Term (the first vesting date being on the one (1) month anniversary of the Effective Date hereof).  Notwithstanding anything to the contrary set forth in the Plan, the Options shall have the following terms:

(i)In the event of a Corporate Transaction (as defined in the Plan) whether vested or unvested Executive shall exercise the Options or such failure to exercise will result in the Options terminating immediately prior to such Corporate Transaction;

(ii)The Options will terminate if not exercised within six (6) months of Executive’s termination from the Company for any reason;

(iii)All unvested Options will terminate upon the termination of your employment with the Company; and

(iv) Unless earlier terminated as set forth above, the Options shall expire on the ten (10) year anniversary of the date of grant.

(d)No Additional Compensation. Except for compensation set forth in this Agreement, Executive shall not receive additional compensation in connection with providing services to or holding executive or directorial office(s) in the Company or any of its subsidiaries unless otherwise agreed to by Executive and the Company, in the Company’s sole discretion.

4.Benefits.

(a)Vacation.  During Employment Term, Executive shall also be eligible to receive paid time off (“PTO”) as outlined in the Company’s PTO program for senior executives of the Company.

Exhibit A

(b)Other Benefits.  During the Employment Term, Executive will be eligible to participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which he is eligible including, without limitation, group medical, 401k, life insurance and other benefit plans (the “Benefits”). The Company reserves the right to cancel or change at any time the Benefits that it offers to its employees.

(c)Expenses.  During the Employment Term, Executive shall be reimbursed for reasonable (travel and other) expenses incurred by Executive in the furtherance of or in connection with the performance of Executive’s duties hereunder, in accordance with the Company’s expense reimbursement policy as in effect from time to time.  Executive agrees to provide detailed backup of any expenses and indicate on any submission for reimbursement those expenses that relate to meals and entertainment.

5.Non-Disclosure of Information, Assignment of Intellectual Property, and Restrictive Covenants. Executive acknowledges that the Company is in the business of developing, owning, operating and franchising barbeque restaurants globally, with a focus on the United States and its territories, Canada and Abu Dhabi and any other country where the Company does business, that the Executive has and will develop and assemble extensive “know-how” and trade secrets relating to its business, the business of its franchisees and the business of its suppliers and has developed an extensive relationship with its franchisees, suppliers and customers.  Beginning from the Effective Date and continuing during Executive’s employment with the Company, Executive will have access to such trade secrets and relationships and other proprietary information of the Company.  Executive agrees to protect the Company’s Confidential Information (as defined below) as provided in this Section 5.

(a) Confidential Information.  “Confidential Information” means information regarding the Company not generally known and proprietary to the Company, or to a third party for whom the Company is performing work, including, without limitation, information concerning any patents or trade secrets, confidential or secret designs, infomercial sources, media outlets, pricing, processes, formulae, source codes, plans, devices or material, research and development, proprietary software, analysis, techniques, materials or designs (whether or not patented or patentable), directly or indirectly useful in any aspect of the business of the Company or any vendor names, customer and supplier lists, databases, management systems and sales and marketing plans of the Company, or any confidential secret development or research work of the Company, or any other confidential information or proprietary aspects of the business of the Company.  All information which the Executive acquires or becomes acquainted with during his service as a member of the Board and during his employment with the Company, whether developed by the Executive or by others which the Executive has a reasonable basis to believe to be Confidential Information, or which is treated by the Company as being Confidential Information, shall be presumed to be Confidential Information.  Executive also agrees to promptly enter into and remain bound by the Company’s Employee Confidentiality Agreement (the “Employee Confidentiality Agreement”), the Company’s Information Technology and Data

Exhibit A

Security Policy, as amended from time to time (the “”Data Security Policy”), the Company’s Sexual Harassment, Offensive Behavior and Non-Discrimination Policy (the “Harassment and Discrimination Policy”), the Gifts & Prizes Policy (the “Gift Policy”) and any and all other employee policies adopted by the Company from time to time (together with the Data Security Policy, the Harassment and Discrimination Policy and the Gift Policy, the “Company Policies”).

(b)Confidentiality Covenant.  Except as permitted or directed by the Company, the Executive shall not, either while employed by the Company or thereafter, divulge, furnish or make accessible to anyone or use in any way (other than as required in the performance of Executive’s duties as CEO hereunder) any Confidential Information.  The Executive acknowledges that the Confidential Information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company, and that any disclosure or other use of such Confidential Information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company.  Both during and after the Employment Term under this Agreement, Executive will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company.

(c)Assignment of Intellectual Property. Executive agrees to assign and hereby assigns to the Company (the “Assignment”) any and all rights, improvements and copyrightable or patentable subject matter, know-how, and other intellectual property relating to the Company’s business (or any of its subsidiaries’ businesses) which Executive conceived or developed, or may conceive or develop, either alone or with others, or which otherwise arose or may arise during Executive’s employment with the Company and for a period of eighteen (18) months thereafter (“Assignable Property”).  Executive shall promptly disclose to the Company all Assignable Property.  Executive agrees not to assert any rights against the Company (or any of its subsidiaries) or seek compensation from the Company (or any of its subsidiaries) for the foregoing Assignment or the Company’s (or any of its subsidiaries) use of Assignable Property.  Executive shall promptly disclose to the Company all knowledge that Executive has or obtains regarding Assignable Property and, at the request of the Company, Executive shall, without expense or additional compensation, provide the Company with whatever assistance that the Company may request of Executive including, but not limited to:  (i) signing documents to further evidence and perfect an Assignment; (ii) obtaining for the Company patents, trademarks and trademark protection, copyrights and copyright protection, assignment of rights, and protection of trade secrets; and (iii) taking any other action the Company deems appropriate for securing or protecting its rights in Assignable Property or other intellectual property of the Company or its subsidiaries.

(d)Non-Solicitation. During the Employment Term and for a period of eighteen (18) months thereafter, Executive shall not, whether for his own benefit or that of any other individual, partnership, firm, corporation, or other business organization, directly or indirectly: (i) solicit or attempt to induce any employee of the Company or any of its subsidiaries (an “Employee”) to leave his/her employment with the Company or in any way interfere with the

Exhibit A

relationship between or among the Company and any Employee; (ii) hire any person who was an Employee at any time during the Employment Term, (iii) induce or attempt to induce any supplier, licensee, franchisee or other business relation of the Company (collectively, the “Partners”) to limit or reduce his, her or its relationship with the Company or (iv) make any negative or disparaging statements or communications regarding the Company, any of its current or former directors, stockholders, officers, Employees or Partners (collectively, “Soliciting”).

(e)Non-Compete.  During the Employment Term and for twelve (12) months following the termination of Executive’s employment with the Company, Executive shall not, whether as an employee, consultant, agent, proprietor, principal, partner, stockholder, corporate officer, director or otherwise (including through Executive’s relationship with PW Partners Capital Management or its affiliates), directly or indirectly manage or control of any person, firm, corporation or business whose business, or a material portion thereof, is the retail sale of barbeque food.  The foregoing covenant shall cover Executive’s activities in the United States and its territories, in Canada, Abu Dhabi and in any other country in which the Company does business during the Employment Term.

(f)Equitable Relief. In the event of a breach of or threatened breach by Executive of the provisions of this Section 5, the Company shall be entitled to an injunction restraining Executive from violating these covenants. Any breach or threatened breach of such provisions will cause irreparable injury to the Company and that money damages will not provide an adequate remedy therefor, and Executive hereby consents to the issuance of an injunction and to the ordering of such specific performance in the event the Company seeks injunctive relief and agrees that the Company shall be entitled to recover reasonable costs and attorneys’ fees in connection therewith.  Executive further agrees that no bond or other security shall be required in obtaining such equitable relief, nor will proof of actual damages be required for such equitable relief.

(g)Tolling.  In the event of a breach by Executive of any covenant set forth in this Section 5, the period of time applicable to such covenant shall be extended by the duration of any violation by Executive of such covenant.

6.Termination; Severance Payments; Etc.

(a) At-Will Employment.  Executive and the Company agree that Executive’s employment is at-will and that, either Executive or the Company may terminate Executive’s employment, at any time, with or without any cause, on ten (10) days prior notice; provided

Exhibit A

however that the Company may terminate the Executive’s employment for cause with no prior notice; provided further however, that each party shall remain bound by the terms and provisions of this Agreement that survive the termination in accordance with Section 9(i).   If the Executive’s employment with the Company terminates, then the Executive, or, his estate, if applicable, shall be entitled to (i) any portion of the Base Salary that has accrued but not been paid through the date of such termination, and (ii) all accrued PTO, if any, expense reimbursements due to Executive through the date of termination, if any (the “Accrued Obligations”).

(b) Transition of Duties. In the event of a termination of the Executive, Executive shall assist the Company in transitioning his duties to another person or person designated by the Company.

7.Representations.

(a) Executive represents that his performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by him in confidence or in trust prior to or outside of his employment by the Company.  Executive hereby represents and warrants that he has not entered into, and will not enter into, any oral or written agreement in conflict herewith.

(b) Executive hereby represents that Executive is not subject to any other agreement that Employee will violate by working with the Company or in the position for which the Company has hired Executive.  Further, Executive represents that no conflict of interest or a breach of Executive’s fiduciary duties will result by working with and performing duties for the Company.

(c) Executive further acknowledges and agrees that he has carefully read this Agreement and that he has asked any questions needed for him to understand the terms, consequences and binding effect of this Agreement and fully understands it and that he has been provided an opportunity to seek the advice of legal counsel of his choice before signing this Agreement.

(d) Executive represents and warrants that he is not currently involved, directly or indirectly, in any litigation as a defendant or as a party subject to any counterclaims, nor is any such litigation threatened against Executive, directly or indirectly.

8.Background Verification. The Company has previously conducted a complete background report with respect to Executive.  If the Board, in its sole discretion, chooses to have such background report updated, the Company may within a reasonable amount of time following receipt of such updated background report terminate the Employment Term and, notwithstanding anything to the contrary set forth herein, Executive shall not be entitled to (i) any payments

Exhibit A

hereunder other than the Accrued Obligations and (ii) the Options shall immediately terminate and be of no further force and effect.

9.Miscellaneous.

(a)Notices. All notices, requests, consents and other communications hereunder (i) shall be in writing, (ii) shall be effective upon receipt, and (iii) shall be sufficient if delivered personally, electronically with receipt confirmation, or by mail, in each case addressed as follows:

If to the Company:

To the then current members of the Board

Joseph Jacobs  - email:  jjacobs@wexford.com

Richard Shapiro - email:  rshapiro@wexford.com

Charles Mooty – email:  cwmooty@gmail.com

Bryan Wolff – email:  bryan.wolff@gmail.com

Anand Gala – email:  agala@galacorp.com

Eric Hirschhorn – email:  eshirsch@gmail.com

With a copy to:

Gray Plant Moody

500 IDS Center

80 South Eighth Street

Minneapolis, MN USA 55402

Exhibit A

Attn:  Ryan Palmer

Fax:  612-632-4013

Email: Ryan.Palmer@gpmlaw.com

If to Executive:

To Executive’s most recent residential address or otherwise known by the Company or any other address Executive may provide to the Company in writing or by email to jcrivello@pwpartnersllc.com or such other email address as Executive may provide to the Company in writing.

Either party may change its address or email address or fax number for purposes hereof by giving notice to the other party in accordance with this paragraph.  Any notice given by certified mail, as aforesaid, shall be deemed given on the third (3rd) day after such notice is deposited with the United States Postal Service.  Any notice given by hand, as aforesaid, shall be deemed given when received (against a signed receipt).  Any notice given by overnight delivery service, as aforesaid, shall be deemed given on the first business day following the date when such notice is deposited with such delivery service.  Any notice given by facsimile, as aforesaid, shall be deemed given upon receipt of answerback confirmation.  Any notice given by e-mail, as aforesaid, shall be deemed given upon receipt of notice of delivery.

(b)Entire Agreement. This Agreement constitute the entire agreement by and between the parties with respect to the subject matter contained herein and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter contained herein.  Notwithstanding the foregoing, Executive shall remain subject to and bound by the Employee Confidentiality Agreement and the Company Policies.

(c) Amendments; Waivers; Etc. This Agreement may not be altered, amended or modified in any manner, nor may any of its provisions be waived, except by written amendment executed by the parties hereto that specifically states that they intended to alter, amend or modify this Agreement.  No provision of this Agreement may be waived by any party hereto except by written waiver executed by the waiving party that specifically states that it intends to waive a right hereunder.  Any such waiver, alteration, amendment or modification shall be effective only in the specific instance and for the specific purpose for which it was given.  No remedy herein conferred upon or reserved by a party is intended to be exclusive of any other available remedy, but each

Exhibit A

and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or in connection with this Agreement and now or hereafter existing at law or in equity.

(d) Governing Law and Jurisdiction.  Except as provided otherwise in Section 9(k), this Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota without regard to the principle of the conflict of laws. Any dispute arising in connection with this Agreement may be adjudicated by binding arbitration pursuant to the rules of the American Arbitration Association, before a single arbitrator in Minneapolis, Minnesota except that the foregoing shall not preclude the Company or Executive from enforcing the award of the arbitrators in a state or Federal Court located in the State of Minnesota, and each of the parties hereto consent to the jurisdiction of such Courts.

(e)Successors and Assigns.  Neither this Agreement nor any rights or obligations hereunder are assignable by Executive.  The Company shall have the right to assign its rights and obligations under this Agreement to any affiliate or successor of the Company.  This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive’s death and (b) any successor of the Company.  Any such successor of the Company (including but not limited to any person or entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company) will be deemed substituted for the Company under the terms of this Agreement for all purposes.

(f)Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT OR WITH ANY ARBITRATOR AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO ACKNOWLEDGE THAT (I) THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, (II) EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND (III) EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES AGREES THAT THE PREVAILING

Exhibit A

PARTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE ENTITLED TO RECOVER ITS REASONABLE FEES AND EXPENSES IN CONNECTION THEREWITH, INCLUDING LEGAL FEES.

(g)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

(h)Severability. Executive acknowledges that the provisions, restrictions and time limitations contained in Section 5 are reasonable and properly required for the adequate protection of the business of the Company and that in the event such restriction or limitation is deemed to be unreasonable by any court of competent jurisdiction, then Executive agrees to submit to the reduction of said restriction and limitation to such as any such court may deem reasonable.  If any particular provision of Section 5 shall be adjudicated to be invalid or unenforceable, such provision shall be considered to be divisible with respect to scope, time and geographic area, and such lesser scope, time or geographic area, as a court of competent jurisdiction may determine to be reasonable, not arbitrary and not against public policy, shall be effective, binding and enforceable against Executive. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

(i)Survival. Any termination of Executive’s employment and any expiration or termination of the Employment Term under this Agreement shall not affect the continuing operation and effect of Sections 5,  6 and 9 hereof, which shall continue in full force and effect with respect to the Company and its successors and assigns and respect to Executive.

(j) Tax Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

(k) Internal Revenue Code Section 409(A).  The intent of the parties is that payments and benefits under the Agreement comply with or be exempt from Section 409A of the Internal Revenue Code (the “Code”) and the regulations and guidance promulgated thereunder (“Section 409A”) and, accordingly, to the maximum extent permitted the Agreement shall be interpreted to be in compliance therewith or exempt therefrom.  To the extent any such cash payment or continuing benefit payable upon Executive’s termination of employment is nonqualified deferred compensation subject to Section 409A, then, only to the extent required by Section 409A, such payment or continuing benefit shall not commence until the date which is six (6) months after the date of separation from service, and any previously scheduled payments shall

Exhibit A

be made in a lump sum (without interest) on that date.  For purposes of Section 409A, the phrase “termination of employment” (or other words to that effect), as used in this Agreement, shall be interpreted to mean “separation from service” as defined under Section 409A.

(l) Golden Parachute Limitation (Sec. 280G).  Notwithstanding anything to the contrary contained herein, if any payments or benefits provided under this Agreement constitute “parachute payments” within the meaning of Section 280G of the Code (the “Parachute Payments”) and such Parachute Payments are subject to the excise tax imposed by Section 4999 of the Code or nondeductible under Code Section 280G (“Section 280G”) , then the Parachute Payments shall be reduced to an amount such that the aggregate of the Parachute Payments does not exceed 2.99 times the “base amount,” as defined in Section 280G, provided that the foregoing reduction shall not take place if, prior to the date of the change in ownership or control of the Company, the Parachute Payments shall have been approved in a vote satisfying the requirements of Section 280G(b)(5) of the Code by persons who, immediately before the change in ownership or control, own more than seventy-five (75%) of the voting power of all outstanding stock of the Company.

(m)Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof, affect the meaning or interpretation of this Agreement or of any term or provision hereof.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

Exhibit A

IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first set forth above.

Exhibit A

FAMOUS DAVE’S OF AMERICA, INC. EXECUTIVE:

By:_________________________

Name:JEFFERY CRIVELLO

Title:

Exhibit B

Exhibit A

TREW Capital Management, Inc.

Gramovox, LLC

Exhibit B

Exhibit C

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on _________ __, 20__, by and between PW Partners, LLC, a Delaware limited liability company (the “Standby Purchaser”), and Famous Dave’s of America, Inc., a Minnesota corporation (the “Company”).

RECITALS

WHEREAS, pursuant to a rights offering (the “Rights Offering”), the Company proposes to raise up to $5,536,408.50 by distributing, at no charge, to holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on a record date (the “Record Date”) to be set by the Board of Directors of the Company (the “Board”), non-transferable rights (the “Rights”) to subscribe for and purchase shares of Common Stock;

WHEREAS, each Right will entitle the holder to subscribe for shares of Common Stock in an amount and at a price per share (the “Subscription Price”) to be determined by the Board in its discretion (the “Basic Subscription Privilege”), and each holder of Rights who exercises in full his, her or its Basic Subscription Privilege will be entitled to subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Privilege”);

WHEREAS, in order to facilitate the Rights Offering, the Company has offered to the Standby Purchaser the opportunity, and the Standby Purchaser has agreed, to purchase in a private placement separate from the Rights Offering, at the Subscription Price and subject to the terms and conditions of this Agreement, any shares of Common Stock that are not issued in the Rights Offering pursuant to the stockholders’ exercise of their Basic Subscription Privilege and Over-Subscription Privilege (the “Unsubscribed Shares” and such offering, the “Standby Offering”); and

WHEREAS, the Standby Purchaser has agreed to exercise its Basic Subscription Privilege with respect to all shares of Common Stock owned by it as of November __, 2017, and purchase all shares of Common Stock issuable in respect of such Basic Subscription Privilege.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

7.	Standby Purchase Commitment.

7.1 Standby Purchase Commitment. If and to the extent Unsubscribed Shares are not purchased by the Company’s stockholders pursuant to the exercise of Rights (including both the Basic Subscription Privilege and the Over-Subscription Privilege) in connection with the Rights Offering, the Standby Purchaser hereby agrees to purchase from the Company at the Subscription Price all such Unsubscribed Shares, up to the full amount of shares of Common Stock offered by the Company in the Rights Offering (the “Commitment Amount”).

Exhibit C

7.2 Allocation of Unsubscribed Shares. Promptly following the expiration of the Rights Offering, the Company will determine the amount of Unsubscribed Shares. Upon the Company’s determination of the number of Unsubscribed Shares, the Company promptly will notify the Standby Purchaser in writing of the amount of Common Stock to be purchased by it, which amount may be less than the Commitment Amount (the “Allocated Amount”).

7.3 Closing.  On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Allocated Amount (the “Closing”) shall take place at the offices of the Company at 10:00 a.m., Central time, on the third business day following the closing of the Rights Offering, or such other place, time or date as may be determined by the parties hereto (the “Closing Date”).  At the Closing, the Company shall deliver or cause to be delivered to the Standby Purchaser (or its designees) one or more certificates (or evidence of book-entry records) representing the shares of Common Stock issued to the Standby Purchaser and the Standby Purchaser shall deliver (or cause to be delivered) to the Company, in cash or other immediately available funds, the aggregate Subscription Price relating to such shares of Common Stock.

7.4 Withdrawal and Termination.  At any time prior to the Closing Date, the Company may in its sole discretion withdraw or terminate the Rights Offering or the Standby Offering. In the event that the Company withdraws or terminates the Rights Offering or the Standby Offering, the Company will return the Standby Purchaser’s payment, or portion thereof, if any, to the Standby Purchaser, without interest or other income, promptly thereafter.

8.	Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to the Company as follows:

8.1 Existence and Good Standing; Authority.  The Standby Purchaser is a limited liability company validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and carry on its business as presently conducted.

8.2 Authorization of Agreement; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Standby Purchaser. This Agreement is valid, binding and enforceable against the Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

8.3 Accredited Investor. The Standby Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

8.4 Information; Knowledge of Business.  The Standby Purchaser is familiar with the business in which the Company is engaged. The Standby Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it (and each of its representatives) has had

Exhibit C

the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.
8.5 Availability of Funds. The Standby Purchaser has available sufficient funds to pay the full Commitment Amount if needed.

8.6 Investment Intent.  The Standby Purchaser is acquiring its shares of Common Stock for its own account, with the intention of holding such shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the shares.

8.7 No Manipulation or Stabilization of Price.  The Standby Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Standby Purchaser is not aware of any such action taken or to be taken by any person.

9.	Representations and Warranties of the Company.

9.1 Existence and Good Standing; Authority.  The Company is a corporation validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as presently conducted.

9.2 Authorization of Agreement; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

9.3 Due Authorization and Issuance of Shares.  All of the shares of Common Stock to be issued pursuant to this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the prospectus to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the Rights Offering (the “Prospectus”), will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Articles of Incorporation, as amended, the Company’s Amended and Restated Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.

9.4 No Conflicts.  The Company is not in violation of its Articles of Incorporation, as amended, or Amended and Restated Bylaws, as amended, or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a

Exhibit C

material adverse effect on the Company, or result in a violation of the Certificate of Incorporation or Bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

10.	Conditions to Closing.

10.1 Conditions to Both Parties’ Obligations.  The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(a) the Rights Offering shall have been consummated in accordance with the terms and conditions described in the Prospectus; and

(b) no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Standby Offering or the transactions contemplated by this Agreement.

10.2 Conditions to Company’s Obligations.  The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(a) the representations and warranties of the Standby Purchaser in Section 2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(b) the Standby Purchaser shall have performed all of its obligations hereunder.

10.3 Conditions to Standby Purchaser’s Obligations.  The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(a) the representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and
(b) the Company shall have performed all of its obligations hereunder.

Exhibit C

11.	Survival. The representations and warranties of the parties contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

12.	Covenants.

12.1 SEC Filings.  The Company agrees, as soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (i) the time when any amendment or supplement to the Prospectus has been filed, (ii) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement relating to the Rights Offering (the “Registration Statement”) or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (iii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (iv) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference, and (v) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company shall use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

12.2 Information About Standby Purchaser.  The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that may be necessary or appropriate and will make any information furnished to the Company for the Prospectus by the Standby Purchaser not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

12.3 Public Announcements.  Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.

13.	Termination.

13.1 By Standby Purchaser.  The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Stock by The Nasdaq Stock Market, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, or (ii) if the Company materially breaches its obligations under this Agreement and such breach is not cured within five business days following written notice to the Company.

Exhibit C

13.2 By the Company.  The Company may terminate this Agreement (i) in the event the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering and/or the Standby Offering, (ii) if consummation of the Rights Offering and/or the Standby Offering is prohibited by applicable law, rules or regulations, or (iii) if the Standby Purchaser materially breaches its obligations under this Agreement and such breach is not cured within five business days following written notice to the Standby Purchaser.

13.3 Other. This Agreement shall terminate upon the parties’ mutual consent.

13.4 Effect of Termination.  The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to this Section 7 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or the Standby Purchaser.

14.

Notices.  All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

Famous Dave’s of America, Inc.

12701 Whitewater Drive

Suite 190

Minnetonka, MN 55343

Attn:

(952) 294-1300 (ph)

With a copy (which shall not constitute notice to the Company) to:

J.C. Anderson

Gray Plant Mooty

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(612) 632-3002 (ph)

Seth R. Molay, P.C.

Akin Gump Strauss Hauer & Feld LLP

1700 Pacific Avenue

Suite 4100

Dallas, Texas 75201

Exhibit C

(214) 969-4780 (ph)

If to the Standby Purchaser:

PW Partners, LLC

141 W. Jackson Blvd.

Suite 1702

Chicago, IL 60604

Attn:  Patrick Walsh

____________ (ph)

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 8.

15.

Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

16.

Indemnification.  To the fullest extent permitted by law, the Standby Purchaser hereby agrees to indemnify and hold harmless the Company, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of the Standby Purchaser in this Agreement.

17.

Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.  ANY DISPUTES ARISING FROM, OR BASED ON ANY RIGHT ARISING OUT OF OR IN ANY WAY RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF MINNESOTA, COUNTY OF HENNEPIN, CITY OF MINNEAPOLIS, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) FOR SUCH LIMITED PURPOSE IN ANY SUCH PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN FOR SUCH LIMITED PURPOSE.  PROCESS IN ANY PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON EITHER PARTY ANYWHERE IN THE WORLD. EACH PARTY HERETO VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NONAPPEALABLE JUDGMENT AGAINST A PARTY IN ANY ACTION OR PROCEEDING

Exhibit C

CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.  THE PREVAILING PARTY IN ANY PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE ENTITLED TO RECOVER ITS REASONABLE FEES AND EXPENSES IN CONNECTION THEREWITH, INCLUDING LEGAL FEES.

18.

Amendments. This Agreement may be modified or amended only by a written agreement, executed by both the Company and the Standby Purchaser, that specifically references this Agreement and the term(s) to be modified or amended and further specifies that it is intended to modify or amend such term(s).

19.	Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

20.	Miscellaneous.

20.1 Notwithstanding any term to the contrary herein, no person other than the Company or the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

20.2 The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.
20.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.
20.4 The Standby Purchaser shall not assign this Agreement or any of its rights hereunder without the Company’s prior written consent.

20.5 Each party to this Agreement shall pay his, her or its own costs and expenses (including attorney fees) incurred in connection with the Rights Offering, the Standby Offering and the other transactions contemplated by this Agreement.

[Signature Page Follows]

Exhibit C

IN WITNESS WHEREOF, the Standby Purchaser has executed this Agreement on and as of the date first set forth above.

STANDBY PURCHASER:

PW PARTNERS, LLC

By:

Name:

Title:

ACCEPTED AND AGREED:

FAMOUS DAVE’S OF AMERICA, INC.

By:

Name:

Title:

Exhibit C